United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 26, 2022, the Board of Directors (the "Board") of Cullen/Frost Bankers, Inc. (“Cullen/Frost”) elected Joseph A. Pierce to serve as a director of Cullen/Frost effective immediately. Also on October 26, 2022, the size of the Board was expanded from eleven members to twelve.
Mr. Pierce is the Senior Vice President and General Counsel of AMB Sports and Entertainment at The Blank Family of Businesses. He previously served as the Senior Vice President and Chief Legal Officer at Hornets Sports and Entertainment from October 2019 until December 2020 and served as the Vice President and General Counsel from October 2013 until October 2019.
The Board has determined that Mr. Pierce is independent under the listed company standards of the New York Stock Exchange and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Mr. Pierce will serve on the Compensation & Benefits, Nominating and Governance and the Technology Committees of the Board.
Mr. Pierce's compensation will be consistent with that of other non-employee directors.
There are no arrangements or understandings between Mr. Pierce and any other person pursuant to which Mr. Pierce was selected as a director and there are no related party transactions between Cullen/Frost and Mr. Pierce that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure
Attached as Exhibit 99.1 and incorporated into this item by reference is a press release issued by Cullen/Frost on October 26, 2022. The information furnished by Cullen/Frost pursuant to this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Item 9.01    Financial Statements and Exhibits

(d)   Exhibits:

99.1    Press Release.
104    Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    CULLEN/FROST BANKERS, INC.

    By:    /s/ Jerry Salinas
        Jerry Salinas
        Group Executive Vice President
        and Chief Financial Officer

    Dated:    October 26, 2022

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release.
104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.